UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of June 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-5 Mortgage Pass-Through Certificates, Series 2002-5)


                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-04                  13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-5 Mortgage Pass-through Certificates, Series 2002-5 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of June 1, 2002 among GS Mortgage Securities Corporation, as depositor, and JPMorgan Chase Bank, as Trustee.

     On October 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-5
Mortgage Pass-Through Certificates, Series 2002-5
----------------------------------------------------------------------------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 29, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on October 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-5
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                  October 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1A       169,800,000.00    64,811,702.80    47,162,548.71     143,719.95     47,306,268.66    0.00        0.00       17,649,154.09
A1B       143,500,000.00   143,500,000.00             0.00     431,097.92        431,097.92    0.00        0.00      143,500,000.00
A1C       261,513,000.00   261,513,000.00             0.00   1,192,499.28      1,192,499.28    0.00        0.00      261,513,000.00
A2        173,361,000.00   146,326,527.31    10,633,956.22     653,347.94     11,287,304.16    0.00        0.00      135,692,571.09
B1          5,344,000.00     5,325,806.73         6,260.00      24,428.28         30,688.28    0.00        0.00        5,319,546.73
B2          3,817,000.00     3,804,005.29         4,471.26      18,237.45         22,708.71    0.00        0.00        3,799,534.03
B3          2,290,000.00     2,282,203.86         2,682.52      12,175.81         14,858.33    0.00        0.00        2,279,521.34
B4          1,145,000.00     1,141,101.93         1,341.26       6,787.78          8,129.04    0.00        0.00        1,139,760.67
B5            764,000.00       761,399.01           894.96       4,529.14          5,424.10    0.00        0.00          760,504.05
B6          1,909,990.00     1,903,495.31         2,237.38      11,322.83         13,560.21    0.00        0.00        1,901,257.93
R1                100.00             0.00             0.00           0.00              0.00    0.00        0.00                0.00
R2                100.00             0.00             0.00           0.00              0.00    0.00        0.00                0.00
R3                100.00             0.00             0.00           0.00              0.00    0.00        0.00                0.00
TOTALS    763,444,290.00   631,369,242.24    57,814,392.31   2,498,146.38     60,312,538.69    0.00        0.00      573,554,849.93

X1        574,813,300.00   469,824,702.80             0.00     964,509.33        964,509.33    0.00        0.00      422,662,154.09
X2        173,361,000.00   146,326,527.31             0.00     295,433.33        295,433.33    0.00        0.00      135,692,571.09

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1A      36229REK1       381.69436278   277.75352597     0.84640724     278.59993322    103.94083681      A1A        2.661000 %
A1B      36229REL9     1,000.00000000     0.00000000     3.00416669       3.00416669  1,000.00000000      A1B        3.605000 %
A1C      36229REM7     1,000.00000000     0.00000000     4.56000000       4.56000000  1,000.00000000      A1C        5.472000 %
A2       36229REN5       844.05677926    61.33995662     3.76871349      65.10867012    782.71682264      A2         5.358000 %
B1       36229RER6       996.59557073     1.17140719     4.57116018       5.74256737    995.42416355      B1         5.504130 %
B2       36229RES4       996.59556982     1.17140686     4.77795389       5.94936075    995.42416296      B2         5.753130 %
B3       36229RET2       996.59557205     1.17140611     5.31694760       6.48835371    995.42416594      B3         6.402130 %
B4       36229REU9       996.59557205     1.17140611     5.92819214       7.09959825    995.42416594      B4         7.138130 %
B5       36229REV7       996.59556283     1.17141361     5.92819372       7.09960733    995.42414921      B5         7.138130 %
B6       36229REW5       996.59962094     1.17140927     5.92821428       7.09962356    995.42821167      B6         7.138130 %
R1       36229REX3         0.00000000     0.00000000     0.00000000       0.00000000      0.00000000      R1         6.944167 %
R2       36229REY1         0.00000000     0.00000000     0.00000000       0.00000000      0.00000000      R2         6.944167 %
R3       36229REZ8         0.00000000     0.00000000     0.00000000       0.00000000      0.00000000      R3         6.944167 %
TOTALS                   827.00106676    75.72837084     3.27220521      79.00057605    751.27269592

X1       36229REP0       817.35183024     0.00000000     1.67795235       1.67795235    735.30336561      X1         2.463496 %
X2       36229REQ8       844.05677926     0.00000000     1.70415105       1.70415105    782.71682264      X2         2.422801 %

----------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                        Tel: (212)946-7959/Fax: (212)946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                   434,337,860.69
                                        Pool 2 Mortgage Loans                                                   139,216,989.24
Sec. 4.01(c)    Available Distribution                                                                           61,572,481.34
                                        Principal Distribution Amount                                               741,535.60
                                        Principal Prepayment Amount                                              57,072,856.71

Sec. 4.01(e)    Principal Prepayments
                                        Class A1a                                                                46,592,115.00
                                        Class A1b                                                                         0.00
                                        Class A1c                                                                         0.00
                                        Class A2                                                                 10,480,741.71
                                        Class B1                                                                          0.00
                                        Class B2                                                                          0.00
                                        Class B3                                                                          0.00
                                        Class B4                                                                          0.00
                                        Class B5                                                                          0.00
                                        Class B6                                                                          0.00


Sec. 4.01(f)    Interest Payment
                                        Class A1a
                                                              Accrued and Paid for Current Month                    143,719.95
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A1b
                                                              Accrued and Paid for Current Month                    431,097.92
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A1c
                                                              Accrued and Paid for Current Month                  1,192,499.28
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class A2
                                                              Accrued and Paid for Current Month                    653,347.94
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class X1
                                                              Accrued and Paid for Current Month                    964,509.33
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class X2
                                                              Accrued and Paid for Current Month                    295,433.33
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                     24,428.28
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                     18,237.45
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                     12,175.81
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                      6,787.78
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                      4,529.14
                                                              Accrued and Paid from Prior Months                          0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                     11,322.83
                                                              Accrued and Paid from Prior Months                          0.00

Sec. 4.01(g)    Trust Fees
                                        Servicer Fee Paid                                                           131,535.26
                                        Trustee Fee Paid                                                              3,946.06

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                           0.00
                                        Current Period Reimbursed Advances                                                0.00
                                        Aggregate Unreimbursed Advances                                                   0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                             1,157
                                        Balance of Outstanding Mortgage Loans                                   573,554,849.93

Sec. 4.01(l)       Number and Balance of Delinquent Loans
                    Group Totals
                                                              Principal
                    Period                Number                Balance              Percentage
                   30-59 days                      0                     0.00                  0.00 %
                   60-89 days                      0                     0.00                  0.00 %
                   90+days                         0                     0.00                  0.00 %
                    Total                          0                     0.00                  0.00 %

Sec. 4.01(l)       Number and Balance of REO Loans
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(l)       Number and Balance of Loans in Bankruptcy
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %


Sec. 4.01(m)       Number and Balance of Loans in Foreclosure
                   Group Totals
                                         Principal
                    Number               Balance                Percentage
                              0                    0.00                  0.00 %

Sec. 4.01(o)        Aggregate Principal Payment
                                          Scheduled Principal                                 741,535.60
                                          Payoffs                                          55,811,062.72
                                          Prepayments                                       1,261,793.99
                                          Liquidation Proceeds                                      0.00
                                          Condemnation Proceeds                                     0.00
                                          Insurance Proceeds                                        0.00
                                          Realized Losses                                           0.00
                                          Realized Losses Group 1                                   0.00
                                          Realized Losses Group 2                                   0.00
                                          Realized Gains                                            0.00

Sec. 4.01(p)        Aggregate Amount of Mortgage Loans Repurchased                                  0.00

Sec. 4.01(q)        Aggregate Amount of Shortfall Allocated for Current Period
                                          Class A1a                                                 0.00
                                          Class A1b                                                 0.00
                                          Class A1c                                                 0.00
                                          Class A2                                                  0.00
                                          Class X1                                                  0.00
                                          Class X2                                                  0.00
                                          Class B1                                                  0.00
                                          Class B2                                                  0.00
                                          Class B3                                                  0.00
                                          Class B4                                                  0.00
                                          Class B5                                                  0.00
                                          Class B6                                                  0.00

Sec. 4.01(s) Group I
                          Senior Percentage                                                        97.570000 %
                          Senior Prepayment Percentage                                            100.000000 %
                          Subordinate Percentage                                                    2.430000 %
                          Subordinate Prepayment Percentage                                         0.000000 %

Sec. 4.01(s) Group II
                          Senior Percentage                                                        97.650000 %
                          Senior Prepayment Percentage                                            100.000000 %
                          Subordinate Percentage                                                    2.350000 %
                          Subordinate Prepayment Percentage                                         0.000000 %

Aggregate
                          Scheduled Principal                                                       741,535.60
                          Unscheduled Principal                                                  57,072,856.71
                          Beginning Balance                                                     631,369,242.24
                          Ending Balance                                                        573,554,849.93
                          Net Wac                                                                      7.14274
                          Weighted Averge Maturity                                                      321.00
Groups
                          Net Wac Group 1                                                              6.94417
                          Net Wac Group 2                                                              7.78080

                          Wam Group 1                                                                   318.00
                          Wam Group 2                                                                   331.00


                         Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


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